UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2013

CRAY INC.
(Exact name of registrant as specified in its charter)

Washington	0-26820	93-0962605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Fifth Avenue, Suite 1000 Seattle, WA	98164
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (206) 701-2000
Registrant's facsimile number, including area code: (206) 701-2500
None
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 11, 2013, Cray Inc. announced its financial results for the third quarter ended September 30, 2013. A copy of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Also on November 11, 2013, the Company held a conference call with analysts and investors to discuss its financial results for the third quarter ended September 30, 2013, the transcript of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Safe Harbor Statement

The exhibits to this Current Report on Form 8-K contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, including, but not limited to, statements related to Cray's financial guidance and expected future operating results and its product sales and delivery plans. These statements involve current expectations, forecasts of future events and other statements that are not historical facts. Inaccurate assumptions as well as known and unknown risks and uncertainties can affect the accuracy of forward-looking statements and cause actual results to differ materially from those anticipated by these forward-looking statements. Factors that could affect actual future events or results include, but are not limited to, the risk that Cray does not achieve the operational or financial results that it expects, the risk that the systems ordered by customers are not delivered when expected, do not perform as expected once delivered or have technical issues that must be corrected before acceptance, the risk that customers' premises are not ready in time to complete acceptance as expected, the risk that the acceptance process for delivered systems is not completed, or customer acceptances are not received, when expected or at all, the risk that government funding and resources available for product acquisitions, system installations and research and development contracts, and customer premises availability for system installations, are adversely affected by current fiscal uncertainties, increased budgetary limitations and disruptions in the operations of the U.S. government, the risk that Cray will not be able to secure orders for Cray systems to be delivered and accepted in 2014 when or at the levels expected, the risk that Cray's Big Data growth initiatives, including storage, are not successful, the risk that Cray is not able to successfully complete its planned product development efforts in a timely fashion or at all, the risk that Cray is not able to achieve anticipated gross margin or expense levels, and such other risks as identified in Cray's quarterly report on Form 10-Q for the period ended September 30, 2013, and from time to time in other reports filed by Cray with the U.S. Securities and Exchange Commission. You should not rely unduly on these forward-looking statements, which apply only as of the date of this release. Cray undertakes no duty to publicly announce or report revisions to these statements as new information becomes available that may change Cray's expectations.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release of Cray Inc., dated November 11, 2013
99.2	Transcript of conference call held on November 11, 2013

The information in Item 2.02 of this Form 8-K and Exhibit 99.1 and 99.2 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: November 14, 2013

Cray Inc.

By:	/s/ MICHAEL C. PIRAINO
Michael C. Piraino Vice President Administration, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Cray Inc., dated November 11, 2013
99.2	Transcript of conference call held on November 11, 2013